UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pusuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):      May 29, 2003

Joy Global Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9299	39-1566457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Wisconsin Avenue, Suite 2780, Milwaukee, WI 53202
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
414-319-8500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. Financial Statements and Exhibits.

(c)  Exhibits.

99.1    Press release dated May 29, 2003.

ITEM 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)

On May 29, 2003, Joy Global Inc. issued a press release disclosing its financial results for the quarter ended May 3, 2003. The press release is attached as Exhibit 99.1 to this report.

In accordance with SEC Release No. 33-8216, the information in this Current Report on Form 8-K (including the attached exhibit), intended to be furnished under "Item 12. Results of Operations and Financial Condition", is instead furnished under "Item 9. Regulation FD Disclosure". As provided in General Instructions B.2 and B.6 of Form 8-K, such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOY GLOBAL INC.
Date: May 29, 2003	By: /s/ Donald C. Roof Donald C. Roof Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated May 29, 2003 of Joy Global Inc. disclosing its financial results for the quarter ended May 3, 2003.